EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of MFG Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of MFG Funds, Inc. for the period ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of MFG Funds, Inc. for the stated period.

/s/ Charles S. Thompson II		/s/ Robert Lance Baker
Charles S. Thompson II, President (Principal Executive Officer)		Robert Lance Baker, Treasurer (Principal Financial Officer)

Date:	3/3/2026	Date:	3/4/2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by MFG Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.